SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 8, 2001

                                 Kadant Inc.
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-11406                  52-1762325
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     (State or Other               (Commission             (I.R.S. Employer
       Jurisdiction               File Number)           Identification No.)
    of Incorporation)


            245 Winter Street
         Waltham, Massachusetts                               02451
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (781) 370-1650

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

      On August 8, 2001, Kadant Inc., formerly known as Thermo Fibertek Inc. ("Kadant"), issued a press release announcing that, after the close of the market on that date, Thermo Electron Corporation ("Thermo Electron") distributed
0.0612 of a share of Kadant common stock as a dividend on each share of Thermo Electron common stock outstanding as of 5:00 p.m. Eastern Daylight Time on July 30, 2001. This action completes the previously announced distribution described in Kadant's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2001.

      The full text of Kadant's August 8, 2001 press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired:      Not Applicable

(b)   Pro Forma Financial Information:                Not Applicable

(c)   Exhibits:

       Exhibit No.        Description

         99               Press release dated August 8, 2001






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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 9th day of August, 2001.

                                    KADANT INC.


                                    By: /s/ Thomas M. O'Brien
                                        ---------------------
                                       Thomas M. O'Brien
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer



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                                  Exhibit Index


       Exhibit No.        Description

         99               Press release dated August 8, 2001